Income Taxes	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
Income taxes

11. Income taxes

Both VTI and VTL generated a current taxable loss for the six months ended June 30, 2025, and 2024, and therefore the only current income taxes payable were certain minimum taxes. The effective tax rate for the years ended June 30, 2025, and 2024 was NIL and differs from the federal statutory income tax rate of 21% principally due to the full valuation allowance recognized against deferred income tax assets, and to a lesser extent due to different tax rates in the jurisdiction of VTL and certain non-deductible expenses for income tax purposes.

As of December 31, 2024, VTI has net operating loss carry-forwards of approximately $19.3 million in the United States, which shall expire as follows: $7.4 million has no expiry, $10.2 million expiry in 2039 and $1.7 million expiry in 2038. At December 31, 2024, VTL has approximately $4.8 million of net operating loss carry-forwards. Due to the change in ownership provisions of the Internal Revenue Code, the availability of the Company’s net operating loss carry-forwards may be subject to annual limitations against taxable income in future periods, which could substantially limit the eventual utilization of such carry-forwards. The Company has not analyzed the historical or potential impact of its equity financings on beneficial ownership and therefore no determination has been made whether the net operating loss carry-forward is subject to any Internal Revenue Code Section 382 limitation. To the extent there is a limitation, there would be a reduction in the deferred tax asset with an offsetting reduction in the valuation allowance.